SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2002
                              --------------------

                               TRIAD GUARANTY INC.

            DELAWARE                  0-22342                56-1838519
 (state of other jurisdiction     (Commission File         (IRS Employer
      of incorporation)               Number)             Identification No.)

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
                          (Address of principal office)

        Registrant's telephone number, including area code (336) 723-1282




-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE


     On August 14, 2002, Triad Guaranty Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2002                        TRIAD GUARANTY INC

                                       By:  /s/ Michael E. Crow
                                           -------------------------------
                                           Michael E. Crow
                                           Vice President and Controller,
                                           Principal Accounting Officer